MAINSTAY FUNDS TRUST

MainStay Cushing Energy Income Fund

MainStay Cushing Renaissance Advantage Fund

(collectively, the “Funds”)

Supplement dated January 21, 2020 (“Supplement”) to the
Summary Prospectuses, Prospectus and Statement of Additional Information,
each dated March 29, 2019, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectuses, Prospectus and Statement of Additional Information.

Effective immediately, Matthew A. Lemme will no longer serve as a portfolio manager for the Funds. All references to Mr. Lemme are deleted in their entirety. Except for this change, the portfolio management teams for the Funds will remain the same.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE